Exhibit 99.1

Open Lending Enters into Merger Agreement to be Acquired by ANV

Open Lending stockholders to receive $3.15 per share in cash, representing a 78% premium to Open Lending’s 90-day volume weighted average share price

June 16, 2026, NEW YORK, US – ANV Group Holdings Ltd. (“ANV”), a global insurance intermediary platform, and Open Lending Corporation (“Open Lending”) (NASDAQ: LPRO), a leading provider of insurance-backed lending enablement and risk analytics solutions for financial institutions, today announced that they have entered into a definitive agreement whereby ANV will acquire all outstanding shares of Open Lending common stock for $3.15 per share through an all-cash tender offer. The transaction price represents a premium of approximately 78% to Open Lending’s 90-day volume weighted average price (VWAP) as of June 15, 2026, the last trading day prior to the announcement of the transaction. The offer provides compelling and immediate value for Open Lending stockholders.

Founded more than two decades ago, Open Lending partners with financial institutions across the United States to help expand access to automotive financing. Open Lending’s proprietary risk decision-making technology and insurance-backed credit structure helps lenders manage risk, improve loan performance, and expand access to credit.

ANV is an independent, global insurance intermediary platform operating across the United States, the United Kingdom, and Europe. Formed in 2025 following a strategic transaction between AmTrust Financial Services and Blackstone Credit & Insurance, ANV operates a growing portfolio of specialty insurance businesses across a diverse range of risk and insurance products. Joining ANV will provide Open Lending with access to capital, expanded market and distribution relationships, and strategic support for long-term growth and value creation.

For ANV, the acquisition represents the addition of a market-leading, specialty underwriting business that fits well within its existing business segments and is consistent with ANV’s approach to driving growth through strategic M&A. The addition of Open Lending is expected to strengthen and expand ANV’s US footprint and reinforce credit as a core insurance product for the group.

“ANV brings deep domain expertise in insurance-backed credit and a long-term perspective that aligns closely with our strategy,” said Jessica Buss, Chairman and CEO of Open Lending. “This transaction delivers compelling and immediate value for our stockholders while providing Open Lending with the capital, stability, and strategic support to accelerate product innovation, deepen relationships with our financial institution partners, and drive sustainable growth over the long term.”

“We are thrilled to welcome Open Lending to ANV,” said Adam Karkowsky, Chairman and Chief Executive Officer of ANV. “This transaction directly advances our insurance-backed credit strategy, and we see significant value creation ahead, both from the business on its own merits and through the opportunities it creates across our broader platform. We have tremendous confidence in the management team and the future we’ll build together. Open Lending will continue to serve its customers and distribution partners as it does today, while benefiting from ANV’s platform and resources.”

Transaction Details

Under the terms of the merger agreement, ANV will commence an all-cash tender offer to acquire any and all outstanding shares of Open Lending common stock for $3.15 per share in cash. The purchase price represents a premium of approximately 78% to Open Lending’s 90-day volume weighted average price (VWAP) as of June 15, 2026, the last trading day prior to the announcement of the transaction. Following the successful completion of the tender offer, ANV will acquire all remaining shares of Open Lending common stock not tendered in the tender offer through a second-step merger at the same price as in the tender offer. Upon the completion of the transaction, Open Lending will become a privately held company, and its common stock will no longer be listed on Nasdaq.

The transaction has been unanimously approved by the Open Lending Board of Directors and is expected to close in the third quarter of 2026, subject to customary closing conditions, including the receipt of regulatory approvals and the tender of shares of Open Lending common stock representing a majority of the outstanding shares of Open Lending common stock.

Advisors

Financial Technology Partners is serving as financial advisor and Jones Day is acting as legal counsel to Open Lending in connection with the transaction.

Evercore is serving as financial advisor and Paul, Weiss, Rifkind, Wharton & Garrison LLP as legal counsel to ANV in connection with the transaction.

About Open Lending

Open Lending (NASDAQ: LPRO) provides loan analytics, risk-based pricing, risk modeling, and default insurance to auto lenders throughout the United States. For over 25 years, Open Lending has been empowering financial institutions to create profitable auto loan portfolios with less risk and more reward.

About ANV Group Holdings Ltd.

ANV Group Holdings Ltd. is an independent, global insurance intermediary platform operating across the United States, the United Kingdom and Europe. The company brings together a portfolio of established specialist MGAs, providing a diversified range of insurance products. For more information about ANV, visit http://www.anvinsurance.com.

Additional Information and Where to Find It

The offer for the shares of Open Lending’s common stock (the “Offer”) has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Open Lending’s securities, nor is it a substitute for the Offer materials that ANV and Lakers Acquisition Sub, Inc., a subsidiary of ANV (the “Purchaser”), will file with the U.S. Securities and Exchange Commission (the “SEC”) upon commencement of the Offer. A solicitation and offer to buy shares of Open Lending’s common stock will only be made pursuant to the Offer materials that ANV and Purchaser intend to file with the SEC. At the time the Offer is commenced, ANV and Purchaser will file Offer materials on Schedule TO with the SEC, and Open Lending will thereafter file a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the Offer. THE OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AND EACH AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND STOCKHOLDERS OF OPEN LENDING SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES OF COMMON STOCK IN THE OFFER. The Offer materials (including the Offer to Purchase and the related Letter of Transmittal), as well as the solicitation/recommendation statement, will be made available to all stockholders of Open Lending at no expense to them at Open Lending’s website at www.openlending.com and (once they become available) will be mailed to Open Lending’s stockholders free of charge. The information contained in, or that can be accessed through, Open Lending’s website is not a part of, or incorporated by reference herein. The Offer materials (including the Offer to Purchase and the related Letter of Transmittal), as well as the solicitation/recommendation statement, will also be made available for free on the SEC’s website at www.sec.gov. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other Offer documents, as well as the solicitation/recommendation statement, Open Lending files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read any reports, statements or other information filed by Open Lending with the SEC for free on the SEC’s website at www.sec.gov.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that involve substantial risks and uncertainties, including statements regarding the proposed acquisition of Open Lending by ANV and the benefits of the transaction, the anticipated occurrence, manner and timing of the proposed tender offer and the closing of the transaction. All statements, other than statements of historical facts, contained in this communication, including statements regarding Open Lending’s strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on Open Lending management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties as to the timing of the tender offer and the completion of the transaction; uncertainties as to how many shares of Open Lending common stock will be tendered in the tender offer; the fact that the completion of the transaction is subject to the receipt of regulatory approvals and the satisfaction of other closing conditions not within Open Lending’s or ANV’s control and which may not be satisfied or waived (to the extent legally permissible); the risk that the transaction is not consummated in a timely manner or at all; the effects of the announcement of the transaction on the trading price of shares of Open Lending common stock; the effect of the announcement of the transaction on Open Lending’s operations and Open Lending’s relationships with customers, business partners, management and employees; the risk that the transaction may divert management’s attention from ongoing business or delay or prevent Open Lending from undertaking business opportunities that may arise prior to the completion of the transaction or any other action Open Lending would otherwise take with respect to the operations of Open Lending; changes in Open Lending’s business during the period between announcement and closing of the transaction; any legal proceedings that may be instituted or threatened related to the transaction; and other important factors, any of which could cause Open Lending’s actual results to differ materially from those contained in the forward-looking statements. For a discussion of other risks and uncertainties, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Open Lending’s most recent filings with the SEC and in other filings that Open Lending makes with the SEC in the future. In addition, the forward-looking statements included in this communication speak only as of the date hereof. Open Lending specifically disclaims any obligation or undertaking to update or revise any forward-looking statements, except as required by law.

Contacts:

Open Lending Corporation

InvestorRelations@openlending.com

ANV Group Holdings Ltd.

press@anvinsurance.com